Exhibit 10.2

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This is AMENDMENT NO. 5 TO THE CREDIT AGREEMENT, dated as of April 26, 2019 (this “Agreement”).  Reference is made to that certain First Amended and Restated Credit Agreement, dated as of February 27, 2017, by and among Frontier Communications Corporation, a Delaware corporation (the “Borrower”), the several Lenders from time to time party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and the various other parties thereto (as amended by that certain Amendment No. 1, dated as of March 27, 2017, by that certain Increase Joinder No. 1, dated as of June 15, 2017, by that certain Amendment No. 2, dated as of January 25, 2018, by that certain Consent and Amendment No. 3 to Credit Agreement, dated as of July 3, 2018, by that certain Increase Joinder No. 2, dated as of July 3, 2018, and by that certain Amendment No. 4, dated as of March 15, 2019 and as further amended, restated, amended and restated, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Agreement, the “Amended Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

WHEREAS, pursuant to Section 2.18 of the Credit Agreement, pursuant to any Pro Rata Extension Offer, the Borrower is permitted to consummate transactions with Lenders of a Class to extend the maturity date of such Lenders’ Loans or Commitments and to otherwise modify the terms of such Loans or Commitments;

WHEREAS, (i) JPMorgan Chase Bank, N.A. (in such capacity, the “Extending 2022 Revolving Lender”) holds 100% of the 2022 Revolving Commitments under the Revolving Facility and has agreed to extend the maturity date of its 2022 Revolving Commitments in accordance with and subject to the terms set forth herein and (ii) upon the Amendment No. 5 Effective Date, the 2022 Revolving Commitments and 2022 Revolving Loans will be automatically converted to 2024 Revolving Commitments and 2024 Revolving Loans, respectively, and will constitute a single Class with the 2024 Revolving Commitments (the “Existing 2024 Revolving Commitments”) and 2024 Revolving Loans (the “Existing 2024 Revolving Loans”), respectively, outstanding immediately prior to the Amendment No. 5 Effective Date; and

WHEREAS, pursuant to Section 2.18(a) of the Credit Agreement, the Administrative Agent in its reasonable discretion has waived the requirement that the Borrower deliver notice to the Administrative agent not less than ten (10) Business Days prior to the proposed date of funding of Extended Loans pursuant to a Pro Rata Extension Offer.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Extension of 2022 Revolving Commitments.

(a) The Extending 2022 Revolving Lender, by executing its signature page to this Agreement and delivering such signature page to the Administrative Agent, agrees to extend and reclassify all of its (i) 2022 Revolving Commitments to 2024 Revolving Commitments and (ii) 2022 Revolving Loans to 2024 Revolving Loans, in each case, upon the Amendment No. 5 Effective Date.

(b) As of the Amendment No. 5 Effective Date, the Extending 2022 Revolving Lender shall have (i) its entire 2022 Revolving Commitment automatically reclassified as a 2024 Revolving Commitment (the “New 2024 Revolving Commitment”) and (ii) all of its 2022 Revolving Loans reclassified as 2024 Revolving Loans (the “New 2024 Revolving Loans”), in each case, having terms and provisions identical to those applicable to the Existing 2024 Revolving Commitments or the Existing 2024 Revolving Loans, as applicable.

(c) Notwithstanding anything to the contrary contained herein or in the Amended Credit Agreement, from and after the Amendment No. 5 Effective Date, (i) the New 2024 Revolving Commitments and the Existing 2024 Revolving Commitments shall constitute a single Class of 2024 Revolving Commitments and (ii) the New 2024 Revolving Loans and the Existing 2024 Revolving Loans shall constitute a single Class of 2024 Revolving Loans, in each case, for all purposes under the Amended Credit Agreement.

Section 2.Amendments.

(a)Section 1.01 of the Credit Agreement is hereby amended to replace the definition of “2022 Revolving Commitment” in its entirety with the following:

“2022 Revolving Commitment” means, with respect to each Non-Extending Revolving Lender, the commitment to make 2022 Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s 2022 Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 or increased from time to time pursuant to Section 2.21 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The amount of each Lender’s 2022 Revolving Commitment is set forth on Schedule 1 under the heading “2022 Revolving Commitments” or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable.  Immediately following the Amendment No. 5 Effective Date, the aggregate amount of outstanding 2022 Revolving Commitments and 2022 Revolving Loans shall be $0.

(b)Section 1.01 of the Credit Agreement is hereby amended to replace the definition of “2024 Revolving Commitment” in its entirety with the following:

“2024 Revolving Commitment” means, with respect to each Revolving Lender, the commitment to make 2024 Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s 2024 Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 or

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increased from time to time pursuant to Section 2.21 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The amount of each Lender’s 2024 Revolving Commitment is set forth on Schedule 1 under the heading “2024 Revolving Commitments” or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable.  The aggregate amount of 2024 Revolving Commitments of all Revolving Lenders shall be $850,000,000.00 immediately following the Amendment No. 5 Effective Date.

(c)Section 1.01 of the Credit Agreement is hereby amended to replace the definition of “2024 Revolving Facility” in its entirety with the following:

“2024 Revolving Facility” means the 2024 Revolving Commitments and the extensions of credit made hereunder by the Revolving Lenders.

(d) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in appropriate alphabetical order:

“Amendment No. 5” shall mean that certain Amendment No. 5 to Credit Agreement, dated as of April 26, 2019 by and among the Loan Parties party thereto, the Lender party thereto, and the Administrative Agent.

“Amendment No. 5 Effective Date” shall have the meaning assigned to such term in Amendment No. 5.

(e) Schedule 1 to the Credit Agreement is, effective as of the Amendment No. 5 Effective Date, hereby amended and restated in its entirety in the form of Schedule 1 hereto.

Section 3.Representations and Warranties, No Default.  The Borrower hereby represents and warrants that as of the Amendment No. 5 Effective Date, (i) after giving effect to the amendments set forth in Section 2 of this Agreement, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) each of the representations and warranties made by the Borrower set forth in Article III of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the Amendment No. 5 Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and, to the extent such representations and warranties are qualified as to materiality, Material Adverse Effect or similar language, such representations shall be true and correct in all respects).

Section 4.Effectiveness.  Sections 1 and 2 of this Agreement shall become effective on the date (such date, if any, the “Amendment No. 5 Effective Date”) that the following conditions have been satisfied:

(a)Executed Counterparts. The Administrative Agent shall have received from the Borrower, each other Loan Party, the Administrative Agent and the Extending 2022 Revolving Lender (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include electronic transmission

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of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement;

(b)Officer’s Certificate. The Administrative Agent shall have received a certificate of a Financial Officer of the Borrower confirming compliance with the conditions set forth in Sections 4(e) and (f) below;

(c)Reserved.

(d)Reserved.

(e)Representations and Warranties. The representations and warranties in Article III of the Credit Agreement shall be true and correct in all material respects as of the Amendment No. 5 Effective Date (except in the case of any such representations and warranty that expressly relates to an earlier given date or period, in which case such representation and warranty shall be true and correct in all material respects as of the respective earlier date or respective period, as the case may be, and, to the extent such representations and warranties are qualified as to materiality, Material Adverse Effect or similar language, such representations shall be true and correct in all respects);

(f) No Default. No Default or Event of Default shall have occurred and be continuing; and

(g) Fees.  The Administrative Agent shall have received all fees required to be paid, and all expenses required to be paid or reimbursed under Section 9.03(a) of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Amendment No. 5 Effective Date.

Section 5.Reaffirmation.  Each Loan Party party hereto hereby acknowledges its receipt of a copy of this Agreement and the Amended Credit Agreement and its review of the terms and conditions hereof and thereof and consents to the terms and conditions hereof and of the Amended Credit Agreement and the transactions contemplated thereby.  Each Guarantor hereby (a) affirms and confirms its guarantees and other commitments under the Guaranty Agreement and (b) agrees that the Guaranty Agreement is in full force and effect and shall accrue to the benefit of the Secured Parties to guarantee the Obligations. The Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations, and the Borrower confirms and reaffirms its prior grant of security interests and liens under the Collateral Documents, which shall continue in full force and effect after giving effect to this Agreement.

Section 6.Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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Section 7.Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process.  The provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Agreement.

Section 8.Headings.  The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.Effect of Amendment.  Except as expressly set forth herein, (i) this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 5 Effective Date. This Agreement shall constitute a Loan Document for purposes of the Credit Agreement, and from and after the Amendment No. 5 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.  The Borrower hereby consents to this Agreement and confirms that all obligations of the Borrower under the Loan Documents to which it is a party shall continue to apply to the Amended Credit Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Frontier Communications

Corporation,  as Borrower

By:   /s/ Mark D. Nielsen
Name:  Mark D. Nielsen
Title:   Executive Vice President, Chief Legal Officer & Secretary

Frontier Southwest Incorporated,  as a Guarantor

By:   /s/ Mark D. Nielsen
Name:  Mark D. Nielsen
Title:    Vice President, Chief Legal
             Officer & Secretary

Frontier Florida LLC, as a Guarantor

By:   /s/ Mark D. Nielsen
Name:  Mark D. Nielsen
Title:    Vice President, Chief Legal
             Officer & Secretary

Frontier Communications Northwest Inc., as a Guarantor

By:     /s/ Mark D. Nielsen
Name:  Mark D. Nielsen
Title:    Vice President, Chief Legal
             Officer & Secretary

[Signature Page to Amendment No. 5 to Credit Agreement]

Citizens Telecommunications Company of Minnesota, LLC, as a Guarantor

By:    /s/ Mark D. Nielsen
Name:  Mark D. Nielsen
Title:    Vice President, Chief Legal
             Officer & Secretary

Frontier Communications of Minnesota, Inc., as a Guarantor

By:   /s/ Mark D. Nielsen
Name:  Mark D. Nielsen
Title:    Vice President, Chief Legal
             Officer & Secretary

Frontier Communications of Iowa, LLC, as a Guarantor

By:   /s/ Mark D. Nielsen
Name:  Mark D. Nielsen
Title:    Vice President, Chief Legal
             Officer & Secretary

Citizens Telecommunications Company of Tennessee L.L.C., as a Guarantor

By:   /s/ Mark D. Nielsen
Name:  Mark D. Nielsen
Title:    Vice President, Chief Legal
             Officer & Secretary

[Signature Page to Amendment No. 5 to Credit Agreement]

Citizens Telecommunications Company of Utah, as a Guarantor

By:   /s/ Mark D. Nielsen
Name:  Mark D. Nielsen
Title:    Vice President, Chief Legal
             Officer & Secretary

Frontier Communications of Wisconsin LLC, as a Guarantor

By:    /s/ Mark D. Nielsen
Name:  Mark D. Nielsen
Title:    Vice President, Chief Legal
             Officer & Secretary

[Signature Page to Amendment No. 5 to Credit Agreement]

Frontier VIDEO SERVICES Inc., as a Pledgor

By:	/s/ Mark D. Nielsen
Name: Mark D. Nielsen
Title: Vice President, Chief Legal
Officer & Secretary

[Signature Page to Amendment No. 5 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ John Kowalczuk
Name: John Kowalczuk
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:	/s/ John Kowalczuk
Name: John Kowalczuk
Title: Executive Director

[Signature Page to Amendment No. 5 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender

By:	/s/ Sean Chudzik
Name: Sean Chudzik, ASC
Title: Authorized Signatory

[Signature Page to Amendment No. 5 to Credit Agreement]

SCHEDULE 1

revolving commitments

Lender	2024 Revolving Commitments	2022 Revolving Commitments	Letter of Credit Sublimit
JPMorgan Chase Bank N.A.	$131,609,756.11	$0	$20,578,192.25
Bank of America, N.A.	$92,250,000.00	$0	$16,279,411.76
Citibank, N.A.	$92,250,000.00	$0	$16,279,411.76
Morgan Stanley Bank N.A.	$50,000,000.00	$0	$8,823,529.41
Morgan Stanley Senior Funding, Inc.	$42,250,000.00	$0	$7,455,882.35
Barclays Bank PLC	$91,463,414.63	$0	$16,140,602.58
Deutsche Bank AG New York	$91,463,414.63	$0	$16,140,602.58
Mizuho Bank Ltd.	$91,463,414.63	$0	$0.00
Goldman Sachs Bank USA	$90,000,000.00	$0	$15,882,352.94
Credit Suisse AG, Cayman Islands Branch	$77,250,000.00	$0	$16,279,411.76
Total	$850,000,000.00	$0	$133,859,397.39